Exhibit 10.1

Execution Copy

VORNADO REALTY L.P.

(a Delaware limited partnership)

$500,000,000 Aggregate Principal Amount of

3.875% Exchangeable Senior Debentures due 2025

UNDERWRITING AGREEMENT

Dated: March 22, 2005

TABLE OF CONTENTS

Underwriting Agreement		1

SECTION 1.	Representations and Warranties.	3
(a)	Representations and Warranties by the Company and the Trust	3
	(i) Incorporated Documents	3
	(ii) Compliance with Registration Requirements	3
	(iii) Form S-3 Eligibility	3
	(iv) No Material Adverse Change in Business	3
	(v) Good Standing of the Company	4
	(vi) Good Standing of the Trust	4
	(vii) Qualification as a REIT	4
	(viii) Good Standing of Subsidiaries	4
	(ix) Capitalization of the Company	5
	(x) Capitalization of the Trust	5
	(xi) Authorization and Description of the Securities	5
	(xii) Authorization and Description of the Common Shares	5
	(xiii) Absence of Conflicts and Defaults	6
	(xiv) Authorization of this Underwriting Agreement	6
	(xv) Authorization of the Registration Rights Agreement	6
	(xvi) Authorization of the Indenture	6
	(xvii) Absence of Proceedings	6
	(xviii) No Violations or Defaults	7
	(xix) Accuracy of Certain Descriptions	7
	(xx) Investment Company Act	7
	(xxi) Independent Public Accountants	7
	(xxii) Financial Statements	7
	(xxiii) Title to Property	8
	(xxiv) Environmental Laws	9
	(xxv) No Stabilizing Actions	9
(b)	Officer’s Certificates	9

SECTION 2.	Sale and Delivery to the Underwriter; Closing.	9
(a)	Initial Securities	9
(b)	Option Securities	10
(c)	Payment	10
(d)	Denominations; Registration	10

SECTION 3.	Covenants of the Company and the Trust	10
(a)	Delivery of Registration Statements	10
(b)	Delivery of Prospectus	11
(c)	Continued Compliance with Securities Laws	11
(d)	Rule 158	11
(e)	Use of Proceeds	12
(f)	Reserved Common Shares	12

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SECTION 4.	Payment of Expenses	12
(a)	Expenses	12
(b)	Termination of Agreement	12

SECTION 5.	Conditions of Underwriter’s Obligations	13
(a)	Effectiveness of Registration Statement	13
(b)	Opinions of Counsel for the Company	13
(c)	Opinion of Special Maryland Counsel for the Trust	13
(d)	Opinion of Counsel for the Underwriter	13
(e)	Officers’ Certificate	13
(f)	Accountants’ Comfort Letter	13
(g)	Bring-down Comfort Letter	14
(h)	Maintenance of Rating	14
(i)	Conditions to Purchase of Option Securities	14
	(i) Officers’ Certificate	14
	(ii) Opinions of Counsel for the Company	14
	(iii) Opinion of Counsel for the Underwriter	14
	(iv) Bring-down Comfort Letter	14
	(v) No Downgrading	15
(j)	Additional Documents	15
(k)	Termination of Agreement	15

SECTION 6.	Indemnification.	15
(a)	Indemnification of Underwriter	15
(b)	Indemnification of Company, Trust, Partners, Trustees and Officers	16
(c)	Actions against Parties; Notification	16
(d)	Settlement without Consent if Failure to Reimburse	17

SECTION 7.	Contribution	17

SECTION 8.	Representations, Warranties and Agreements to Survive Delivery	18

SECTION 9.	Termination of Agreement.	19
(a)	Termination; General	19
(b)	Liabilities	19

SECTION 10.	Intentionally Omitted.	19

SECTION 11.	Notices	19

SECTION 12.	Parties	20

SECTION 13.	Governing Law and Time	20

SECTION 14.	Effect of Headings	20

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SCHEDULES
Schedule A - Terms of the Securities	Sch A-1

EXHIBITS
Exhibit A - Form of Opinion of Company’s Counsel	A-1
Exhibit B - Form of Opinion of Special Maryland Counsel to the Company	B-1

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VORNADO REALTY L.P.

(a Delaware limited partnership)

$500,000,000 Aggregate Principal Amount of

3.875% Exchangeable Senior Debentures due 2025

Underwriting Agreement

March 22, 2005

Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

Ladies and Gentlemen:

Vornado Realty L.P., a Delaware limited partnership (the “Company”), confirms its agreement with Citigroup Global Markets Inc. (the “Underwriter”), with respect to the issue and sale by the Company and the purchase by the Underwriter of $500,000,000 aggregate principal amount of 3.875% Exchangeable Senior Debentures due 2025, of the Company (“Debentures”), and with respect to the grant by the Company to the Underwriter of the option described in Section 2(b) hereof to purchase all or any part of $75,000,000 additional aggregate principal amount of Debentures to cover over-allotments, if any. The aforesaid $500,000,000 aggregate principal amount of Debentures (the “Initial Securities”) to be purchased by the Underwriter and all or any part of the $75,000,000 aggregate principal amount of Debentures subject to the option described in Section 2(b) hereof (the “Option Securities”) are hereinafter called collectively the “Securities.”

The Securities are to be issued under the Indenture, dated as of November 25, 2003 (the “Indenture”), between the Company and The Bank of New York, as Trustee (the “Trustee”). The Securities will be exchangeable in accordance with their terms and the terms of the Indenture into common shares of beneficial interest, par value $0.04 per share (the “Common Shares”), of Vornado Realty Trust, a Maryland real estate investment trust (the “Trust”).

The Company and the Trust understand that the Underwriter proposes to offer the Securities (the “Offering”) as soon after the execution and delivery hereof as in the judgment of the Underwriter is advisable.

Any holder of Securities that receives, upon exchange of their Securities, unregistered Common Shares will have the registration rights set forth in the registration rights agreement (the “Registration Rights Agreement”), to be dated the Closing Date, among the parties hereto. Pursuant to the Registration Rights Agreement, the Trust will use its commercially reasonable efforts to file with the Securities and Exchange Commission (the “Commission”) a registration statement providing for the resale of Common Shares of the Trust by holders of Securities that exchange their Securities and receive in exchange unregistered Common Shares of the Trust, and to use its commercially reasonable efforts to cause such Registration Statement to be declared and remain effective and usable for the periods, and upon the terms, specified in the Registration Rights Agreement.

The Company and the Trust have filed with the Commission one or more registration statements on Form S-3, including a prospectus relating to the Debentures, the Common Shares issuable upon the exchange of the Debentures and other securities of the Company and the Trust for the registration of such securities under the Securities Act of 1933, as amended (the “1933 Act”). Such registration statements have been declared effective by the Commission. A prospectus supplement reflecting the terms of the Securities, the terms of the offering thereof and the other matters set forth therein has been prepared or will be prepared and will be filed in accordance with the provisions of paragraph (b) of Rule 424 (“Rule 424(b)”) of the rules and regulations of the Commission under the 1933 Act (the “1933 Act Regulations”). Such prospectus supplement, in the form first filed after the date hereof pursuant to Rule 424(b), is hereinafter called the “Prospectus Supplement.” Such registration statements, as amended at the date hereof, including all documents incorporated or deemed to be incorporated by reference therein and the exhibits thereto, and schedules thereto, if any, are hereinafter called the “Registration Statement” and the basic prospectus included therein and relating to all offerings of securities under the Registration Statement, as supplemented by the Prospectus Supplement, is hereinafter called the “Prospectus,” except that if such basic prospectus is amended or supplemented on or prior to the date on which the Prospectus Supplement is first filed pursuant to Rule 424(b), the term “Prospectus” shall refer to the basic prospectus as so amended or supplemented and as supplemented by the Prospectus Supplement, including the documents filed by the Company and the Trust with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), that are incorporated by reference therein. For purposes of this Agreement, all references to the Registration Statement or the Prospectus or any amendment or supplement to either of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

All references in this Agreement to financial statements and schedules and other information which is “contained,” “included,” “stated,” “described,” “discussed” or “set forth” in the Registration Statement or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, or the Prospectus shall be deemed to mean and include the filing of any document under the 1934 Act which is incorporated by reference in the Registration Statement or the Prospectus, as the case may be.

SECTION 1. Representations and Warranties.

(a) Representations and Warranties by the Company and the Trust. Each of the Company and the Trust, jointly and severally, represents and warrants to the Underwriter as of the date hereof and as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof and agrees with the Underwriter, as follows:

(i) Incorporated Documents. The documents incorporated by reference in the Registration Statement and the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the 1933 Act or the 1934 Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made; and any further documents so filed and incorporated by reference in the Registration Statement and the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the 1933 Act or the 1934 Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter expressly for use in the Registration Statement or the Prospectus, in each case as amended or supplemented, relating to such Notes;

(ii) Compliance with Registration Requirements. The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company or the Trust by the Underwriter expressly for use in the Prospectus as amended or supplemented relating to such Notes;

(iii) Form S-3 Eligibility. The Company and the Trust meet the requirements for use of Form S-3 under the 1933 Act and have filed with the Commission one or more registration statements on Form S-3, including a prospectus relating to the Debentures and other securities of the Company and the Trust for the registration of such securities under the 1933 Act and such registration statements have been declared effective by the Commission;

(iv) No Material Adverse Change in Business. Neither the Company, the Trust nor any of their respective subsidiaries, has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, there has not been any change in the capitalization or long-term debt of the Company or the Trust or any material adverse change in or affecting the condition, financial or otherwise, or the earnings or business affairs (a “Material Adverse Effect”) of the Company or the Trust and their respective subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus;

(v) Good Standing of the Company. The Company has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Delaware and has partnership power and authority to own, lease and operate its properties and to conduct its business substantially as described in the Prospectus and is duly qualified as a foreign organization to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a Material Adverse Effect on the Company; all of the issued and outstanding limited partnership interests in the Company have been duly authorized and validly issued and are fully paid and (except for the general partner interest) nonassessable; the Trust is the sole general partner of, and owned an approximately 87% common limited partnership interest in, the Company as of December 31, 2004;

(vi) Good Standing of the Trust. The Trust is a real estate investment trust duly formed and existing under the laws of the State of Maryland in good standing with the State Department of Assessments and Taxation of Maryland, with trust power to own, lease and operate its properties and to conduct its business substantially as described in the Prospectus and to enter into and perform its obligations under this Agreement; and the Trust is duly qualified as a foreign organization to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a Material Adverse Effect on the Trust and its subsidiaries taken as a whole;

(vii) Qualification as a REIT. The Trust is organized and, commencing with its taxable year ended December 31, 1993, has operated in conformity with the requirements for qualification as a real estate investment trust (a “REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”), and currently intends to operate in a manner which allows the Trust to continue to meet the requirements for taxation as a REIT under the Code;

(viii) Good Standing of Subsidiaries. Each subsidiary of the Company and the Trust has been duly formed and is validly existing in good standing under the laws of the jurisdiction of its organization and has power and authority to own, lease and operate its properties and to conduct its business substantially as described in the Prospectus and is duly qualified as a foreign organization to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a Material Adverse Effect on the Company, the Trust and their respective subsidiaries taken as a whole; all of the issued and outstanding capital stock of each such subsidiary has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Company or the Trust, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, except as would not have a Material Adverse Effect on the Company, the Trust and their respective subsidiaries taken as a whole and except as disclosed in the Prospectus;

(ix) Capitalization of the Company. As of December 31, 2004, the Company had an authorized capitalization as set forth in its Annual Report on Form 10-K for the year ended December 31, 2004, and as set forth in the Prospectus under the caption “Capitalization of Vornado Realty L.P.” in the column captioned “Historical” (except for subsequent issuances, if any, pursuant to this Agreement or pursuant to the terms of reservations, agreements or employee benefit plans, including, without limitation, dividend reinvestment plans and employee or director stock option plans, the redemption of units of the Company or as otherwise described in the Prospectus or the exercise of options outstanding on the date hereof);

(x) Capitalization of the Trust. As of December 31, 2004, the Trust had an authorized capitalization as set forth in its Annual Report on Form 10-K for the year ended December 31, 2004, (except for (a) subsequent issuances, if any, pursuant to this Agreement or pursuant to the terms of reservations, agreements or employee benefit plans, including, without limitation, dividend reinvestment plans and employee or director stock option plans or as otherwise described in the Prospectus or the exercise of options outstanding on the date hereof and (b) subsequent amendments to its Declaration of Trust);

(xi) Authorization and Description of the Securities. The Securities have been duly authorized, and, when the Securities are duly authenticated by the Trustee and executed and delivered in accordance with the Indenture and paid for by the Underwriter in accordance with this Agreement, such Securities will be duly and validly executed, issued and delivered and will constitute valid and binding obligations of the Company; the Securities will conform to the description thereof contained in the Prospectus under the caption “Description of Debt Securities of Vornado Realty L.P.” and in the Prospectus Supplement under the caption “Description of Debentures” and such description will conform to the rights set forth in the Indenture, in each case in all material respects;

(xii) Authorization and Description of the Common Shares. The Common Shares initially issuable upon exchange for the Securities have been duly authorized and reserved for issuance, and, if and when issued and delivered in accordance with the provisions of the Debentures and the Indenture, will be duly and validly issued and fully paid and nonassessable; the Common Shares conform to the description thereof contained in the Prospectus under the caption “Description of Shares of Beneficial Interest of Vornado Realty Trust.”

(xiii) Absence of Conflicts and Defaults. The issue and sale of the Securities, the reservation of the Common Shares for issuance upon exchange of the Securities and the compliance by the Company and the Trust with all of the provisions of the Indenture, this Agreement, the Registration Rights Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary trust action of the Trust, on behalf of itself and as general partner of the Company and, except as would not have a Material Adverse Effect on the Company, the Trust and their respective subsidiaries taken as a whole, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company, the Trust or any of their respective subsidiaries is a party or by which the Company, the Trust or any of their respective subsidiaries is bound or to which any of the property or assets of the Company, the Trust or any of their respective subsidiaries is subject, nor will such action result in any violation of the provisions of the certificate of limited partnership, as amended, of the Company or the Amended and Restated Declaration of Trust or Bylaws of the Trust, or (except as where such violation would not cause a Material Adverse Effect on the Company, the Trust and their respective subsidiaries taken as a whole or any adverse effect on the Company’s or the Trust’s ability to consummate the transactions contemplated hereby) any statute or any order, rule or regulation of any court or governmental authority, agency or body having jurisdiction over the Company, the Trust or any of their respective properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Debentures or the consummation by the Company or the Trust of the transactions contemplated by the Indenture, this Agreement and the Registration Rights Agreement or any over-allotment option, except such as have been, or will have been prior to the Closing Time and each Date of Delivery (as defined in Section 2(b) hereof), obtained under the 1933 Act and the 1933 Act Regulations and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Debentures by the Underwriter;

(xiv) Authorization of this Underwriting Agreement. This Agreement has been duly authorized by all necessary partnership action of the Company and all necessary trust action of the Trust and has been executed and delivered by the Trust for itself and on behalf of the Company;

(xv) Authorization of the Registration Rights Agreement. The Registration Rights Agreement has been duly authorized by all necessary partnership action of the Company and all necessary trust action of the Trust and has been executed and delivered by the Trust for itself and on behalf of the Company;

(xvi) Authorization of the Indenture. The Indenture has been duly authorized by all necessary partnership action of the Company and has been executed and delivered by the Company;

(xvii) Absence of Proceedings. Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company, the Trust or any of their respective subsidiaries is a party or of which any property of the Company, the Trust or any of their respective subsidiaries is the subject, which, if determined adversely to the Company, the Trust or any of their respective subsidiaries, would individually or in the aggregate have a Material Adverse Effect on the Company, the Trust and their respective subsidiaries taken as a whole; and, to the best of the Company’s and the Trust’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and there are no contracts or documents of the Company, the Trust or any of their respective subsidiaries which are required to be filed as exhibits to the Registration Statement by the 1933 Act or the 1933 Act Regulations which have not been so filed, except where the failure to file such exhibit would not amount to an untrue statement of a material fact or omission of a statement of a material fact required to make the statements in the Registration Statement not misleading in light of the circumstances under which they were made;

(xviii) No Violations or Defaults. Neither the Company, the Trust nor any of their respective subsidiaries is in violation of its organizational documents or bylaws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties or assets may be bound, which default would have a Material Adverse Effect on the Company, the Trust and their respective subsidiaries taken as a whole;

(xix) Accuracy of Certain Descriptions. The statements set forth in the Prospectus under the captions “Description of Debt Securities of Vornado Realty L.P.,” Description of Shares of Beneficial Interest of Vornado Realty Trust,” “Federal Income Tax Considerations” and “Plan of Distribution” and in the Prospectus Supplement under the captions “Description of Debentures,” “Supplemental Federal Income Tax Considerations,” and “Underwriting,” insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair summaries in all material respects;

(xx) Investment Company Act. Neither the Company nor the Trust is subject to registration as an “investment company” under the Investment Company Act;

(xxi) Independent Public Accountants. Deloitte & Touche LLP, who have certified certain financial statements and financial statement schedules of the Company, the Trust and their respective subsidiaries included or incorporated by reference in the Registration Statement, are an independent public accounting firm with respect to the Company and the Trust as required by the 1933 Act and the 1933 Act Regulations;

(xxii) Financial Statements. The financial statements and the financial statement schedules of the Company, the Trust and their respective consolidated subsidiaries included or incorporated by reference in the Registration Statement and the Prospectus present fairly, in all material respects, the financial position of the Company, the Trust and their respective consolidated subsidiaries as at the dates indicated, the results of their operations for the periods specified and the information required to be stated therein; and said financial statements and financial statement schedules have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. The selected financial data included or incorporated by reference in the Prospectus present fairly, in all material respects, the information shown therein and have been compiled on a basis consistent with that of the consolidated financial statements included or incorporated by reference in the Registration Statement. Any pro forma financial statements and other pro forma financial information included in the Registration Statement and the Prospectus comply in all material respects with the applicable requirements of Rule 11-02 of Regulation S-X of the Commission and present fairly the information shown therein; the pro forma adjustments, if any, have been properly applied to the historical amounts in the compilation of such statements, and in the respective opinion of the Company and the Trust, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein;

(xxiii) Title to Property. Except as otherwise disclosed in the Prospectus, and except as would not have a Material Adverse Effect on the Company, the Trust and their respective subsidiaries taken as a whole: (i) each of the Company, the Trust and their respective subsidiaries has good and marketable title to all properties and assets described in the Prospectus as owned by such party; (ii) all of the leases under which the Company, the Trust or any of their respective subsidiaries holds or uses real property or assets as a lessee are in full force and effect, and none of the Company, the Trust nor any of their respective subsidiaries is in material default in respect of any of the terms or provisions of any of such leases and no claim has been asserted by anyone adverse to any such party’s rights as lessee under any of such leases, or affecting or questioning any such party’s right to the continued possession or use of the leased property or assets under any such leases; (iii) all liens, charges, encumbrances, claims, or restrictions on or affecting the properties and assets of the Company, the Trust or any of their respective subsidiaries that are required to be disclosed in the Prospectus are disclosed therein; (iv) none of the Company, the Trust, any of their respective subsidiaries nor, to the respective knowledge of the Company and the Trust, any lessee of any portion of any such party’s properties is in default under any of the leases pursuant to which the Company, the Trust or any of their respective subsidiaries leases its properties to third parties and none of the Company, the Trust nor any of their respective subsidiaries knows of any event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of such leases; (v) no tenant under any lease pursuant to which the Company, the Trust or any of their respective subsidiaries leases its properties has an option or right of first refusal to purchase the premises leased thereunder; (vi) to the best of its knowledge, each of the properties of the Company, the Trust or any of their respective subsidiaries complies with all applicable codes and zoning laws and regulations; and (vii) none of the Company, the Trust nor any of their respective subsidiaries has knowledge of any pending or threatened condemnation, zoning change or other proceeding or action that will in any manner affect the size or use of, improvements or construction on or access to the properties of the Company, the Trust or any of their respective subsidiaries;

(xxiv) Environmental Laws. Except as otherwise disclosed in the Prospectus, or as is not reasonably likely to have a Material Adverse Effect on the Company, the Trust and their respective subsidiaries taken as a whole:

A. each of the Company, the Trust and their respective subsidiaries is in compliance with all applicable laws relating to pollution or the discharge of materials into the environment, including common law standards of conduct relating to damage to property or injury to persons caused by such materials (“Environmental Laws”), each of the Company, the Trust and their respective subsidiaries currently holds all governmental authorizations required under Environmental Laws in order to conduct their businesses as described in the Prospectus, and none of the Company, the Trust nor any of their respective subsidiaries has any basis to expect that any such governmental authorization will be modified, suspended or revoked, or cannot be renewed in the ordinary course of business;

B. there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, threatened release, or disposal of any material (including radiation and noise), that could reasonably be expected to form the basis of any claim (whether by a governmental authority or other person or entity) under Environmental Laws for cleanup costs, damages, penalties, fines, or otherwise, against any of the Company, the Trust or their respective subsidiaries, or against any person or entity whose liability for such claim may have been retained by any of the Company, the Trust or their respective subsidiaries, whether by contract or law; and

C. the Company, the Trust and their respective subsidiaries have made available to the Underwriter or counsel for the Underwriter all material studies, reports, assessments, audits and other information in their possession or control relating to any pollution or release, threatened release or disposal of materials regulated under Environmental Laws on, at, under, from or transported from any of their currently or formerly owned, leased or operated properties, including, without limitation, all information relating to underground storage tanks and asbestos containing materials.

(xxv) No Stabilizing Actions. Except as in compliance with Regulation M, neither the Company nor the Trust has taken, and neither the Company nor the Trust will take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Debentures.

(b) Officer’s Certificates. Any certificate signed by any officer of the Company or the Trust or any of their respective subsidiaries delivered to the Underwriter or to counsel for the Underwriter shall be deemed a representation and warranty by both the Company and the Trust to the Underwriter as to the matters covered thereby.

SECTION 2. Sale and Delivery to the Underwriter; Closing.

(a) Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth and as set forth in the Indenture, the Company agrees to sell to the Underwriter and the Underwriter agrees to purchase from the Company, at the price to the Underwriter set forth in Schedule A, the aggregate principal amount of Initial Securities set forth in Schedule A.

(b) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriter to purchase up to an additional $75,000,000 aggregate principal amount of Debentures set forth in Schedule A. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Underwriter to the Company setting forth the aggregate principal amount of Option Securities as to which the Underwriter is then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery for the Option Securities (a “Date of Delivery”) shall be determined by the Underwriter, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined.

(c) Payment. Payment of the purchase price for, and delivery through the facilities of The Depository Trust Company (“DTC”) of, the Securities shall be made at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036 or at such other place as shall be agreed upon by the Underwriter and the Company, at 9:00 A.M. (Eastern time) on March 29, 2005 or such other time not later than ten business days after such date as shall be agreed upon by the Underwriter and the Company (such time and date of payment and delivery being herein called “Closing Time”).

In addition, in the event that any or all of the Option Securities are purchased by the Underwriter, payment of the purchase price for, and delivery of, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Underwriter and the Company, on each Date of Delivery as specified in the notice from the Underwriter to the Company.

Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company, against delivery through the facilities of DTC to the Underwriter of the Securities to be purchased by the Underwriter.

(d) Denominations; Registration. The Securities to be purchased by the Underwriter hereunder will be represented by one or more definitive global Securities in book-entry form which will be deposited by or on behalf of the Company with DTC or its designated custodian. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Underwriter in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

SECTION 3. Covenants of the Company and the Trust. Each of the Company and the Trust covenants with the Underwriter as follows:

(a) Delivery of Registration Statements. The Company has furnished or will deliver to the Underwriter and counsel for the Underwriter, without charge, copies of the Registration

Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and copies of all consents and certificates of experts. The copies of the Registration Statement and each amendment thereto furnished to the Underwriter will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T of the Commission.

During the period when the Prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, the Company and the Trust will inform the Underwriter of their respective intention to file any amendment to the Registration Statement or any supplement to the Prospectus; will furnish the Underwriter with copies of any such amendment or supplement a reasonable time in advance of filing; and will not file any such amendment or supplement in a form to which the Underwriter or counsel to the Underwriter shall reasonably object (it being understood that the terms “amendment” and “supplement” do not include documents filed by the Company or the Trust pursuant to the 1934 Act).

(b) Delivery of Prospectus. The Company will furnish to the Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as the Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriter will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T of the Commission.

(c) Continued Compliance with Securities Laws. The Company and the Trust will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the rules and regulations of the Commission thereunder (the “1934 Act Regulations”), so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus, except where the failure to comply will not adversely affect the distribution of the Securities. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary for the Company or the Trust to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company or the Trust, as applicable, will promptly prepare and file with the Commission, such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriter such number of copies of such amendment or supplement as the Underwriter may reasonably request.

(d) Rule 158. The Company and the Trust will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its security holders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

(e) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under “Use of Proceeds.”

(f) Reserved Common Shares. The Trust shall reserve and keep available at all times, free of preemptive rights, a sufficient number of Common Shares for the purpose of enabling the Company to deliver, at its election, Common Shares upon the exchange of the Debentures.

SECTION 4. Payment of Expenses.

(a) Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation and printing of the Indenture, this Agreement and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to DTC or its designated custodian or the Underwriter, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriter, (iv) the fees and disbursements of the Company’s counsel and accountants, (v) the qualification, if any, of the Securities under state securities laws, including filing fees and the reasonable fees and disbursements of counsel for the Underwriter in connection therewith and in connection with the preparation of a Blue Sky Survey and any supplement thereto, if any, (vi) the printing and delivery to the Underwriter of copies of the Prospectus and any amendments or supplements thereto, (vii) the fees and expenses of any transfer agent or registrar for the Securities, and (viii) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriter in connection with, the review, if any, by the National Association of Securities Dealers, Inc. (the “NASD”) of the terms of the sale of the Securities. It is understood, however, that, except as provided in this Section and Section 6 hereof, each Underwriter will pay all of its own costs and expenses, including the fees of its counsel, stock or other transfer taxes on resale of any of the Securities by it, and any advertising expenses connected with any offers of the Securities the Underwriter may make.

(b) Termination of Agreement. If this Agreement is terminated by the Underwriter in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Company shall reimburse the Underwriter for all reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriter.

SECTION 5. Conditions of Underwriter’s Obligations. The obligations of the Underwriter hereunder are subject to the accuracy of the representations and warranties of the Company contained in Section 1 hereof or in certificates of any officer of the Trust or any subsidiary of the Company delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

(a) Effectiveness of Registration Statement. No stop order suspending the effectiveness of the Registration Statement shall have been issued and shall continue to be in effect under the 1933 Act or proceedings therefore initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriter. The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the 1933 Act Regulations.

(b) Opinions of Counsel for the Company. At Closing Time, the Underwriter shall have received the opinion and letter, dated as of Closing Time, of Sullivan & Cromwell LLP, counsel for the Company, in form and substance reasonably satisfactory to counsel for the Underwriter, to the effect set forth in Exhibit A hereto.

(c) Opinion of Special Maryland Counsel for the Trust. At Closing Time, the Underwriter shall have received the opinion, dated as of Closing Time, of Venable, LLP, special Maryland counsel for the Trust, in form and substance reasonably satisfactory to counsel for the Underwriter, to the effect set forth in Exhibit B hereto.

(d) Opinion of Counsel for the Underwriter. At Closing Time, the Underwriter shall have received the favorable opinion, dated as of Closing Time, of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriter, with respect to certain legal matters relating to this Agreement and such other related matters as the Underwriter may reasonably request. In giving such opinion such counsel may state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Trust and its subsidiaries and certificates of public officials.

(e) Officers’ Certificate. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in or affecting the condition, financial or otherwise, or the earnings or business affairs of the Company, the Trust and their respective subsidiaries taken as a whole, whether or not arising in the ordinary course of business, and the Underwriter shall have received a certificate of the Chairman or President and the Executive Vice President – Finance and Administration, Chief Financial Officer of the Trust, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) each of the Company and the Trust have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and shall be in effect and no proceedings for that purpose have been instituted or, to the best of such officers’ knowledge, are pending or are contemplated by the Commission.

(f) Accountants’ Comfort Letter. At the time of the execution of this Agreement, the Underwriter shall have received from Deloitte & Touche LLP a letter dated such date, in form and substance satisfactory to the Underwriter, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

(g) Bring-down Comfort Letter. At Closing Time, the Underwriter shall have received from Deloitte & Touche LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (f) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

(h) Maintenance of Rating. At Closing Time, the Securities shall be rated at least investment grade by Moody’s Investor’s Service and by Standard & Poor’s Ratings Group, a division of McGraw-Hill, Inc.; and since the date of this Agreement, there shall not have occurred a downgrading in the rating assigned to the Securities or any of the Company’s or the Trust’s other securities by any “nationally recognized statistical rating organization,” as that term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933 Act. For purposes of this Section 5(h), a “downgrading in the rating” shall not include any of the following: (i) any notice given of any potential downgrading in any such rating, or (ii) any notice of a possible change in any such rating that does not indicate the direction of the possible change.

(i) Conditions to Purchase of Option Securities. In the event that the Underwriter exercises its option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Trust or any subsidiary of the Trust hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Underwriter shall have received:

(i) Officers’ Certificate. A certificate, dated such Date of Delivery, of the Chairman or President and of the Executive Vice President - Finance and Administration, Chief Financial Officer of the Trust confirming that the certificate delivered at the Closing Time pursuant to Section 5(e) hereof remains true and correct as of such Date of Delivery.

(ii) Opinions of Counsel for the Company. The opinion and letter of Sullivan & Cromwell LLP, counsel for the Company, together with the opinion of Venable, LLP, special Maryland counsel for the Trust, each in form and substance reasonably satisfactory to counsel for the Underwriter, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinions required by Sections 5(b) and 5(c) hereof.

(iii) Opinion of Counsel for the Underwriter. The opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriter, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(d) hereof.

(iv) Bring-down Comfort Letter. A letter from Deloitte & Touche LLP, in form and substance satisfactory to the Underwriter and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Underwriter pursuant to Section 5(g) hereof, except that the “specified date” in the letter furnished pursuant to this paragraph shall be a date not more than three days prior to such Date of Delivery.

(v) No Downgrading. Since the date of this Agreement, there shall not have occurred a downgrading in the rating assigned to the Securities or any of the Company’s or the Trust’s other securities by any “nationally recognized statistical rating organization,” as that term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933 Act. For purposes of this paragraph, a “downgrading in the rating” shall not include any of the following: (i) any notice given of any potential downgrading in any such rating, or (ii) any notice of a possible change in any such rating that does not indicate the direction of the possible change.

(j) Additional Documents. At Closing Time and at each Date of Delivery, counsel for the Underwriter shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities, and by the Trust in connection with the reservation of the Common Shares for issuance upon the exchange of the Securities, each as herein contemplated, shall be reasonably satisfactory in form and substance to the Underwriter and counsel for the Underwriter.

(k) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the Underwriter to purchase the relevant Option Securities, may be terminated by the Underwriter by notice to the Company or the Trust at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

SECTION 6. Indemnification.

(a) Indemnification of Underwriter. The Company agrees to indemnify and hold harmless the Underwriter, its officers or directors, and each person, if any, who controls the Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, as follows:

(i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company; and

(iii) against any and all expense whatsoever, as incurred (including, subject to Section 6(c) hereof, the reasonable fees and disbursements of counsel chosen by the Underwriter), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use in the Registration Statement (or any amendment thereto), or the Prospectus (or any amendment or supplement thereto); and provided, further, that the Company shall not be liable to the Underwriter under the indemnity agreement in this subsection (a) to the extent that any such loss, claim, damage or liability of the Underwriter results from the fact that the Underwriter sold Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus or the Prospectus as then amended or supplemented (excluding documents incorporated by reference) in any case where such delivery is required by the 1933 Act and the untrue statement or omission of a material fact contained in the Prospectus, any such amendment or supplement thereto or any such other document was corrected in the Prospectus or the Prospectus as then amended or supplemented if the Company has furnished prior to such confirmation sufficient copies thereof to the Underwriter.

(b) Indemnification of Company, Trust, Partners, Trustees and Officers. The Underwriter agrees to indemnify and hold harmless the Company and the Trust, their respective partners, trustees or officers, including without limitation, each of the officers of the Trust who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), or the Prospectus (or any amendment thereto) in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment thereto).

(c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by the Underwriter, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel in accordance with Section 6(a)(iii) hereof, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into, (iii) such indemnifying party, if it has not theretofore paid such reimbursement, is requested again to pay reimbursement at least five, but not more than ten, days prior to such settlement being entered into, and (iv) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

SECTION 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Trust on the one hand and the Underwriter on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Trust on the one hand and of the Underwriter on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Company and the Trust on the one hand and the Underwriter on the other hand in connection with the offering of the Securities pursuant to this

Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the total underwriting discount received by the Underwriter, in each case as set forth on the cover of the Prospectus Supplement, bear to the aggregate initial public offering price of the Securities as set forth on such cover.

The relative fault of the Company and the Trust on the one hand and the Underwriter on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Trust or by the Underwriter and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company, the Trust and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 7, the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which the Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 7, each officer or director, as the case may be, of the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Underwriter, and each partner, trustee or officer, as the case may be, of the Company or the Trust, including without limitation each officer of the Trust who signed the Registration Statement, and each person, if any, who controls the Company or the Trust within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company or the Trust, as the case may be.

SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Trust or any of its subsidiaries submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Underwriter or any controlling person of the Underwriter, or by or on behalf of the Company or the Trust or any officer or partner or trustee or controlling person of the Company or the Trust, and shall survive delivery of the Securities to the Underwriter.

SECTION 9. Termination of Agreement.

(a) Termination; General. The Underwriter may terminate this Agreement, by notice to the Company or the Trust, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in or affecting the condition, financial or otherwise, or the earnings or business affairs of the Company, the Trust and their respective subsidiaries taken as a whole, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States, or any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Underwriter, impracticable or inadvisable to commence or continue the offering of the Securities to the public or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company or the Trust has been suspended or materially limited by the Commission or the New York Stock Exchange, or if trading generally on the American Stock Exchange or the New York Stock Exchange has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of such exchanges or by order of the Commission or any other governmental authority, or (iv) if a banking moratorium has been declared by either Federal or New York authorities, or (v) if since the time of execution of this Agreement, there shall have been any downgrading in the rating assigned to the Securities or any of the Company’s or the Trust’s other securities by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Act). For purposes of this Section 9(a), a “downgrading in the rating” shall not include any of the following: (i) any notice given of any potential downgrading in any such rating, or (ii) any notice of a possible change in any such rating that does not indicate the direction of the possible change.

(b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

SECTION 10. Intentionally Omitted.

SECTION 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriter shall be directed to the General Counsel of Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York 10013; and notices to the Company and the Trust shall be directed to it at 888 Seventh Avenue, New York, New York 10019, attention of the Executive Vice President - Finance and Administration, Chief Financial Officer.

SECTION 12. Parties. This Agreement shall inure to the benefit of and be binding upon the Underwriter, the Company, the Trust and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriter, the Company, the Trust and their respective successors and the controlling persons and officers, trustees and partners referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriter, the Company, the Trust and their respective successors, and said controlling persons and officers, trustees and partners and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from the Underwriter shall be deemed to be a successor by reason merely of such purchase.

SECTION 13. Governing Law and Time. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

SECTION 14. Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriter, the Company and the Trust in accordance with its terms.

Very truly yours,

VORNADO REALTY L.P.
By:	Vornado Realty Trust,
its General Partner

	By:	/s/ Joseph Macnow
	Name:	Joseph Macnow
	Title:	Executive Vice President Finance and Administration

VORNADO REALTY TRUST

By:	/s/ Joseph Macnow
Name:	Joseph Macnow
Title:	Executive Vice President
Finance and Administration

CONFIRMED AND ACCEPTED,
as of the date first above written.

By:	CITIGROUP GLOBAL MARKETS INC.

	By:	/s/ Paul Ingrassia
	Name:	Paul Ingrassia
	Title:	Managing Director

SCHEDULE A

VORNADO REALTY L.P.

3.875% Exchangeable Senior Debentures due 2025

Title of Designated Shares:

3.875% Exchangeable Senior Debentures due 2025

Aggregate Principal Amount of Initial Securities:

$500,000,000

Aggregate Principal Amount of Option Securities:

$75,000,000

Offering Price:

The Underwriter proposes to offer the Securities from time to time for sale in one or more negotiated transactions, or otherwise, at market prices prevailing at the time of sale, at prices related to such prevailing market prices or at negotiated prices. The Underwriter may effect such transactions by selling the Securities to or through dealers, and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriter and/or the purchasers of the Securities for whom they may act as agent.

Price to Underwriter:

98%

Proceeds to the Company:

$490,000,000 ($563,500,000 if the underwriter exercises its option in full)

Form of Designated Shares:

Book-Entry Only through DTC.

Specified Funds for Payment of Purchase Price:

Wire transfer of same day funds.

Time of Delivery:

9:00 a.m. (New York City time), March 29, 2005

Closing Location:

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square, New York, New York 10036

Sch A-1

Name and Address of Underwriter:

Citigroup Global Markets Inc.

Address for Notices, etc.:	General Counsel
Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

Record Dates:

April 1 and October 1

Interest Payment Dates:

April 15 and October 15, beginning on October 15, 2005

Maturity Date:

April 15, 2025

Ranking:

The Debentures will be unsecured and unsubordinated obligations of the Company and will rank equally with all of the Company’s unsecured and unsubordinated indebtedness.

Voting Rights:

Holders of the Debentures will have no voting rights as shareholders of the Trust.

Initial Exchange Rate:

10.9589

Exchange Rights:

Debentures may be exchanged prior to the close of business on the business day prior to the maturity date at the applicable exchange rate for cash, Common Shares of the Trust or a combination thereof, at the option of the Company, upon the occurrence of the events described in the Prospectus Supplement.

Listing:

The Debentures will not be listed on any national securities exchange.

CUSIP:

929043 AC 1

ISIN:

US929043AC13

A-2